UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				May 15, 2026

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

22901 Millcreek Blvd
Suite 600
Cleveland,	Ohio			44122
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Class A Common Stock, $1 par value per share	NC	NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NACCO Industries, Inc. Amended and Restated Long-Term Executive Compensation Plan
On March 1, 2026, the Board of Directors (the “Board”) of NACCO Industries, Inc.® (“NACCO”, the “Company”, “we”, “our” or “us”) adopted NACCO Industries, Inc.'s Amended and Restated Long-Term Executive Compensation Plan (the “Amended Long-Term Equity Plan”). Prior versions of the plan document were previously approved by stockholders, most recently in 2023 (“Current Plan”). The Amended Long-Term Equity Plan replaces the Current Plan.

In approving the Amended Long-Term Equity Plan, the Board made the following material changes, along with certain other immaterial and clarifying changes, to the Current Plan:

•Increase in Shares Available for Awards: Effective March 1, 2026, the number of Class A Common shares under the Amended Long-Term Equity Plan is 800,000.

•Extension of Plan Term: The Current Plan provides that no Award Shares may be issued or transferred under the Current Plan on or after March 1, 2033. The Amended Long-Term Equity Plan provides that no Award Shares may be issued or transferred under the Amended Long-Term Equity Plan on or after March 1, 2036.

The Amended Long-Term Equity Plan was effective March 1, 2026 but the issuance of Class A Common with respect to target awards granted for performance periods beginning on or after January 1, 2026 was subject to the approval of the plan by the stockholders of NACCO. The stockholders of NACCO approved the Amended Long-Term Equity Plan on May 15, 2026.

In general, the Amended Long-Term Equity Plan will be administered by the Compensation and Human Capital Committee of the Board (the "CHC Committee") and will enable the CHC Committee to provide awards to salaried employees of the Company and its wholly owned subsidiaries on a U.S. payroll who, in the judgment of the CHC Committee, occupy executive positions in which their efforts may contribute to the interests of the Company.

As of March 4, 2026, 96 employees (out of 1,763 employees) are in the class of eligible participants for the Amended Long-Term Equity Plan. The CHC Committee approves Amended Long-Term Equity Plan participants, the performance period, and applicable performance objectives for each award. The basis for participation in the Amended Long-Term Equity Plan by eligible persons is the selection of such persons by the CHC Committee or its delegate in its discretion.

The Amended Long-Term Equity Plan authorizes our CHC Committee to provide performance-based award opportunities that are payable partly in cash and partly in Class A Common shares for the purpose of providing certain key employees incentives and rewards for performance. Under no circumstances will the amount paid to any participant in a single calendar year as a result of awards under the Amended Long-Term Equity Plan (including the fair market value of any Award Shares) exceed the greater of (i) $12 million or (ii) the fair market value of 500,000 Award Shares, determined at the time of payment.

On March 11, 2026, the CHC Committee finalized the approval of the performance objectives and targets for the awards that may be earned for the one-year performance period ending December 31, 2026. The following chart shows the anticipated target awards for 2026:

Name and Position	Dollar Value
J.C. Butler, Jr. - President and CEO of NACCO; President and CEO of NNR	$1,718,376
Carroll Dewing - Senior Vice President and Chief Operating Officer of NNR	$297,735
John Neumann - Senior Vice President, General Counsel and Secretary of NACCO; Vice President, General Counsel and Secretary of NNR	$234,198
Executive Group (3 persons)	$430,727
Non-Executive Director Group (10 persons)	—
Non-Executive Employee Group (96 persons)	$3,037,323

The Amended Long-Term Equity Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Amended Long-Term Equity Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.
We held our Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2026. Reference is made to our 2026 Proxy Statement (the “Proxy Statement”) filed with the Securities Exchange Commission on March 31, 2026. Refer to our Proxy Statement for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following eleven nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	19,277,020	873,751	440,344
John S. Dalrymple, III	19,325,356	825,415	440,344
John P. Jumper	19,325,994	824,777	440,344
Dennis W. LaBarre	19,247,589	903,182	440,344
W. Paul McDonald	20,129,245	21,526	440,344
Michael S. Miller	19,324,450	826,321	440,344
Alfred M. Rankin, Jr.	18,992,898	1,157,873	440,344
Matthew M. Rankin	19,326,893	823,878	440,344
Valerie Gentile Sachs	18,894,922	1,255,849	440,344
Robert S. Shapard	20,110,495	40,276	440,344
Britton T. Taplin	19,327,775	822,996	440,344

Proposal 2 - The stockholders approved the NACCO Industries, Inc.'s Amended and Restated Executive Long-Term Incentive Compensation Plan:

For	19,997,399
Against	128,053
Abstain	25,319
Broker Non-Votes	440,344

Proposal 3 - The stockholders approved, on an advisory basis, our Named Executive Officer (NEO) Compensation:

For	20,071,173
Against	52,619
Abstain	26,979
Broker Non-Votes	440,344

Proposal 4 - The stockholders recommended, on an advisory basis, that the frequency of future advisory votes to approve the Company's NEO compensation should occur every one year:

1 year	19,730,418
2 years	26,547
3 years	383,599
Abstain	10,207
Broker Non-Votes	440,344

In accordance with the voting results for this proposal, the Board has determined, as was recommended with respect to this proposal by the Board in the Company’s Proxy Statement for the Annual Meeting, that an advisory vote to approve the

Company’s NEO be conducted every year until the occurrence of the next advisory vote on the frequency of such advisory say-on-pay votes.

Proposal 5 - The stockholders ratified the appointment of Ernst & Young LLP as our Independent Registered Public
Accounting Firm for 2026:

For	20,526,891
Against	56,492
Abstain	7,732

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits
10.1	NACCO Industries, Inc.'s Amended and Restated Executive Long-Term Incentive Compensation Plan (effective March 1, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2026		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Senior Vice President and Controller